EXHIBIT 99.1

Pacific State Bancorp                                     1899 West March Lane
                                                          Stockton, CA 95207
                                                          209/870-3214 Telephone
                                                          209/870-3255 Fax

Press Release
--------------------------------------------------------------------------------

                       For Immediate Release July 20, 2006

                  Pacific State Bancorp Reports Record Profits
                                And Asset Growth

Stockton, California - July 20, 2006

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ Global Market/PSBC), the parent company of Pacific State Bank, today reported record 2nd quarter profits and asset growth for the Stockton, California based financial institution:

         o Net income for the second quarter of 2006 of $1,307,000 and net income for the six months ended June 30, 2006 of $2,514,000.
         o        Total Assets as of June 30, 2006 of $327,902,000.

Rosso noted that the financial performance increases reflected strong annual and quarter over quarter improvement.

PSBC quarter over quarter June 30, 2006 compared to June 30, 2005 financial performance information is as follows:

Balance Sheet:

         o Total Federal Funds, Interest Bearing Deposits in Banks and Investment Securities: $37,031,000, an increase of $6,017,000 or 19.40%.
         o        Net Loans: $270,107,000, an increase of $57,561,000 or 27.08%.
         o Total Assets: $327,902,000, an increase of $64,417,000 or 24.45%.
         o Non-Interest Bearing Deposits: $64,127,000, an increase of $6,093,000 or 10.50%.
         o Total Deposits: $287,310,000, an increase of $57,285,000 or 24.90%.
         o Total Shareholders Equity: $24,578,000, an increase of $5,734,000 or 30.43%.

Income Statement:

         o Total Interest Income: $6,321,000, an increase of $1,792,000 or 39.57%.
         o Total Interest Expense: $2,122,000, an increase of $919,000 or 76.39%.
         o Net Interest Income: $4,199,000, an increase of $873,000 or 26.25%.
         o Non-Interest Income: $500,000, a decrease of $97,000 or (16.25%). The decline in non-interest income was primarily due to a reduction in Gain on Sale of Loan Income as compared to the 2nd quarter of 2005.
         o Non-Interest Expense: $2,452,000, an increase of $266,000 or 12.17%. The primary reason for the increase in non-interest expense was company-wide salary expense increases as compared to the 2nd quarter of 2005 to support the growth of the bank. As of June 30, 2006, the Company had 75 full-time employees as compared to 69 as of June 30, 2005.
         o        Net Income: $1,307,000, an increase of $250,000 or 23.65%.
         o        Net Interest Margin: 5.74%, up 44 basis points.
         o        Annualized Return on Average Assets: 1.65% up from 1.57%.
         o Annualized Return on Average Equity: 22.60% down slightly from 23.00%.
         o        Efficiency Ratio: 53.20% improving from 56.59%.
         o Basic Earnings Per Share: $0.37, an increase of $0.06 per share or 19.35%.
         o Diluted Earnings Per Share: $0.34, an increase of $0.07 per share or 25.93%.

PSBC Year-to-date financial performance information for the six month period ending June 30, 2006 is as follows:

Balance Sheet - June 30, 2006 as compared to December 31, 2005

         o Total Fed Funds, Interest Bearing Deposits in Banks and Investment Securities: $37,031,000, a decrease of $10,628,000 or 22.30% from year end 2005.
         o        Net Loans: $270,107,000, an increase of $28,551,000 or 11.82%
                  from year end 2005.
         o Total Assets: $327,902,000, an increase of $18,291,000 or 5.91% from year end 2005.
         o Non-Interest Bearing Deposits: $64,127,000 a decrease of $4,530,000 or 6.60% from year end 2005.
         o Total Deposits: $287,310,000, an increase of $14,236,000 or 5.21% from year end 2005.
         o Total Shareholders Equity: $24,578,000, an increase of $3,205,000 or 14.99% from year end 2005.

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

Income Statement - Six months ended June 30, 2006 compared to June 30, 2005

         o Total Interest Income: $12,113,000, an increase of $3,656,000 or 43.23%.
         o Total Interest Expense: $3,841,000, an increase of $1,563,000 or 68.61%.
         o Net Interest Income: $8,272,000, an increase of $2,093,000 or 33.87%.
         o Non-Interest Income: $1,099,000, a decrease of $267,000 or 19.55%.
         o Non-Interest Expense: $5,039,000, an increase of $821,000 or 19.46%.
         o        Net Income: $2,514,000, an increase of $509,000 or 25.39%.
         o        Net Interest Margin: 5.85% up 65 basis points.
         o        Annualized Return on Average Assets: 1.62% up from 1.50%.
         o        Annualized Return on Average Equity: 22.64% up from 22.58%
         o        Efficiency Ratio: 54.83% improving from 56.81%.
         o Basic Earnings Per Share: $0.72, an increase of $0.14 per share or 22.41%.
         o Diluted Earnings Per Share: $0.65, an increase of $0.13 per share or 25.00%.

Attached are certain additional unaudited financial statements supporting the above financial information. Further inquiries should be directed to Mr. Steven Rosso at 209-870-3214, or by mail to P.O. Box 1649, Stockton, California 95201. Additional information also can be obtained by visiting the Company website -www.pacificstatebank.com.

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

                      PACIFIC STATE BANCORP AND SUBSIDIARY

                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)
(in thousands, except share amounts)                               June 30         June 30
Assets                                                              2006            2005
------                                                          ------------    ------------
Cash and due from banks                                         $     13,702    $      7,124
Federal funds sold                                                        --              --
Interest -bearing deposits in banks                                       --           5,000
Investment securities - available for sale (carrying value of
$23,546 in 2006 and $18,938 in 2005)                                  23,329          18,890

Loans, less allowance for loan losses of $2,516 in 2006 and
$2,332 in 2005                                                       270,107         212,546
Bank premises and equipment, net                                       9,564           9,563
Company owned life insurance                                           4,499           4,329
Accrued interest receivable and other assets                           6,701           6,033
                                                                ------------    ------------
                                  Total assets                  $    327,902    $    263,485
                                                                ============    ============

Liabilities and Shareholders' Equity
------------------------------------

Deposits:
   Non-interest bearing                                         $     64,127    $     58,034
   Interest bearing                                                  223,183         171,991
                                                                ------------    ------------
             Total deposits                                          287,310         230,025
Other borrowings                                                       4,900           4,000
Subordinated debentures                                                8,764           8,764
Accrued interest payable and other liabilities                         2,350           1,852
                                                                ------------    ------------
             Total liabilities                                       303,324         244,641
                                                                ------------    ------------
Shareholders' equity:
    Preferred stock - no par value; 2,000,000
       shares authorized; none outstanding
   Common stock - no par value; 24,000,000
       shares authorized; issued and outstanding
       3,589,458 in 2006 and 3,481,152 in 2005                         8,280           7,261
   Retained earnings                                                  16,426          11,631
   Accumulated other comprehensive loss,
       net of tax                                                       (128)            (48)
           Total shareholders' equity                                 24,578          18,844
                                                                ------------    ------------
             Total liabilities and shareholders' equity         $    327,902    $    263,485
                                                                ============    ============

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

                      PACIFIC STATE BANCORP AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)
(in thousands, except share amounts)                               June 30      December 31
Assets                                                              2006            2005
------                                                          ------------    ------------
Cash and due from banks                                         $     13,702    $     14,453
Federal funds sold                                                        --           4,667
Interest -bearing deposits in banks                                       --              --
Investment securities - available for sale (carrying
value of $23,546 in 2006 and $28,696 in 2005)                         23,329          28,539

Loans, less allowance for loan losses of $2,516 in
2006 and $2,356 in 2005                                              270,107         241,556
Bank premises and equipment, net                                       9,564           9,511
Company owned life insurance                                           4,499           4,411
Accrued interest receivable and other assets                           6,701           6,474
                                                                ------------    ------------
                                  Total assets                  $    327,902    $    309,611
                                                                ============    ============

Liabilities and Shareholders' Equity
------------------------------------

Deposits:
   Non-interest bearing                                         $     64,127    $     68,657
   Interest bearing                                                  223,183         204,417
                                                                ------------    ------------
              Total deposits                                         287,310         273,074
Other borrowings                                                       4,900           4,000
Subordinated debentures                                                8,764           8,764
Accrued interest payable and other liabilities                         2,350           2,400
                                                                ------------    ------------
             Total liabilities                                       303,324         288,238
                                                                ------------    ------------
Shareholders' equity:
   Preferred stock - no par value; 2,000,000
      shares authorized; none outstanding
   Common stock - no par value; 24,000,000
      shares authorized; issued and outstanding
         3,589,458 in 2006 and 3,512,622 in 2005                       8,280           7,556
   Retained earnings                                                  16,426          13,912
   Accumulate other comprehensive loss,
      net of tax                                                        (128)            (95)
           Total shareholders' equity                                 24,578          21,373
                                                                ------------    ------------
              Total liabilities and shareholders' equity        $    327,902    $    309,611
                                                                ============    ============

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

                              PACIFIC STATE BANCORP
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

                                                      Three months ended               Six months ended
                                                            June 30                        June 30
                                                 ----------------------------    ----------------------------
(in thousands, except share amounts)                 2006            2005            2006            2005
                                                 ------------    ------------    ------------    ------------
Interest income:
   Interest and fees on loans                    $      5,998    $      4,234    $     11,459    $      7,881
   Interest on federal funds sold                           6              67              17             125
   Interest on investment securities                      317             228             637             451
                                                 ------------    ------------    ------------    ------------
                Total interest income                   6,321           4,529          12,113           8,457
                                                 ------------    ------------    ------------    ------------
Interest expense:
   Interest on deposits                                 1,792           1,070           3,276           2,005
   Interest on subordinated debentures                    180             105             344             226
   Interest on borrowings                                 150              28             221              47
                                                 ------------    ------------    ------------    ------------
                Total interest expense                  2,122           1,203           3,841           2,278
                                                 ------------    ------------    ------------    ------------
                Net interest income                     4,199           3,326           8,272           6,179
Provision for loan losses                                  90              60             180             120
                                                 ------------    ------------    ------------    ------------
                Net interest income after
                provision for loan losses               4,109           3,266           8,092           6,059
                                                 ------------    ------------    ------------    ------------
Non-interest income:
   Service charges                                        250             189             458             370
   Other fee income                                       230             192             461             410
   Gain from sale of loans                                 20             216             180             586
                                                 ------------    ------------    ------------    ------------
             Total non-interest income                    500             597           1,099           1,366
                                                 ------------    ------------    ------------    ------------
Non-interest expenses:
   Salaries and employee benefits                       1,335           1,192           2,685           2,309
   Occupancy                                              208             196             407             393
   Furniture and equipment                                183             147             361             279
   Other                                                  726             651           1,586           1,237
                                                 ------------    ------------    ------------    ------------
            Total other expenses                        2,452           2,186           5,039           4,218
                                                 ------------    ------------    ------------    ------------
            Income before income taxes                  2,157           1,677           4,152           3,207

Income tax expense                                        850             620           1,638           1,202
                                                 ------------    ------------    ------------    ------------
                Net income                       $      1,307    $      1,057    $      2,514    $      2,005
                                                 ============    ============    ============    ============
Basic earnings per share                         $       0.37    $       0.31    $       0.72    $       0.58
                                                 ============    ============    ============    ============
Diluted earnings per share                       $       0.34    $       0.27    $       0.65    $       0.52
                                                 ============    ============    ============    ============
Weighted average common shares
   outstanding                                      3,510,801       3,466,017       3,493,964       3,458,115
Weighted average common and common
   equivalent shares outstanding
                                                    3,900,010       3,845,993       3,894,748       3,869,135

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

                              PACIFIC STATE BANCORP

                                 Yield Analysis

                                                     For the Three Months Ended                   For the Three Months Ended
                                                          Ended June 30, 2006                         Ended June 30, 2005
                                            ---------------------------------------------------------------------------------------
                                                             Interest        Average                      Interest      Average
                                               Average       Income or       Yield or      Average        Income or     Yield or
Assets:                                        Balance       Expense         Cost          Balance        Expense       Cost
-------                                     ---------------------------------------------------------------------------------------
Interest-earning assets:
Loans                                       $    265,333    $      5,998          9.06%  $    208,585    $      4,234          8.14%
Investment securities                             27,095             317          4.66%        28,628             174          2.44%
Federal funds sold                                   861               6          2.80%         9,571              67          2.81%
Interest Bearing Deposits in Banks                    --              --            --%         5,000              54          4.33%
                                            ------------    ------------                 ------------    ------------
         Total average earning assets            293,289           6,321          8.64%       251,784           4,529          7.21%

Non-earning assets:
Cash and due from banks                           13,498                                       14,184
Other assets                                      11,215                                        4,849
                                            ------------                                 ------------
         Total average assets               $    318,002                                 $    270,817
                                            ============                                 ============

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits

      Interest-bearing Demand               $     89,412             573          2.57%  $    105,049             595          2.27%
      Savings                                      6,298              15          0.96%         6,935               9          0.52%
      Time Deposits                              116,062           1,204          4.16%        72,901             466          2.56%
      Other borrowings                            19,592             330          6.76%        12,869             133          4.15%
                                            ------------    ------------                 ------------    ------------
         Total average interest-bearing
         liabilities                             231,364           2,122          3.68%       197,754           1,203          2.44%
                                                                            ==========                                   ==========
Non-interest bearing liabilities:
      Demand deposits                             62,558                                       54,721
      Other liabilities                              881                                          170
                                            ------------                                 ------------
         Total liabilities                       294,803                                      252,645
Shareholders' equity:                             23,199                                       18,172
                                            ------------                                 ------------
Total average liabilities and
 shareholders' equity                       $    318,002                                 $    270,817
                                            ============                                 ============
                                                            ------------                                 ------------
Net interest income                                         $      4,199                                 $      3,326
                                                            ============                                 ============

Yield on interest-earning assets                                                  8.64%                                        7.21%
Cost of funding interest-earning assets                                           2.90%                                        1.92%
                                                                            ----------                                   ----------
Net interest margin                                                               5.74%                                        5.30%
                                                                            ==========                                   ==========


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

                              PACIFIC STATE BANCORP

                                 Yield Analysis



                                                        For the Six Months Ended                    For the Six Months Ended
                                                           Ended June 30, 2006                        Ended June 30, 2005
                                            ---------------------------------------------------------------------------------------
                                                              Interest      Average                      Interest       Average
                                               Average        Income or     Yield or      Average        Income or      Yield or
Assets:                                        Balance        Expense       Cost          Balance        Expense        Cost
-------                                     ---------------------------------------------------------------------------------------
Interest-earning assets:
Loans                                       $    257,036    $     11,459         8.99%  $    206,150    $      7,881          7.71%
Investment securities                             27,408             637         4.67%        18,587             366          3.97%
Federal funds sold                                   845              17         4.06%        10,011             125          2.52%
Interest Bearing Deposits in Banks                    --              --           --%         5,450              85          3.15%
                                            ------------    ------------                ------------    ------------
         Total average earning assets            285,289          12,113         8.56%       240,198           8,457          7.10%

Non-earning assets:
Cash and due from banks                           12,896                                      13,930
Other assets                                      14,431                                      14,462
                                            ------------                                ------------
         Total average assets               $    312,616                                $    268,590
                                            ============                                ============

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits
      Interest-bearing Demand               $     95,679           1,182         2.49%  $    103,045           1,137          2.23%
      Savings                                      6,415              25         0.79%         7,109              18          0.51%
      Time Deposits                              106,785           2,069         3.91%        72,590             850          2.36%
      Other borrowings                            18,169             565         6.27%        12,814             273          4.30%
                                            ------------    ------------                ------------    ------------
         Total average interest-bearing
         liabilities                             227,048           3,841         3.41%       195,558           2,278          2.35%
                                                            ------------   ==========                   ------------      ========

Non-interest bearing liabilities:
      Demand deposits                             61,686                                      54,965
      Other liabilities                            1,486                                       1,222
                                            ------------                                ------------
         Total liabilities                       290,220                                     251,745
Shareholders' equity:                             22,396                                      16,845
                                            ------------                                ------------
Total average liabilities and
 shareholders' equity                       $    312,616                                $    268,590
                                            ============                                ============
Net interest income                                         $      8,266                                $      6,179
                                                            ============                                ============
Yield on interest-earning assets                                                 8.56%                                        7.10%
Cost of funding interest-earning assets                                          2.72%                                        1.91%
                                                                           ----------                                   ----------
Net interest margin                                                              5.84%                                        5.19%
                                                                           ==========                                   ==========

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